FIRST AMENDMENT TO JOINT OPERATING AGREEMENT



      This FIRST AMENDMENT TO JOINT OPERATING AGREEMENT (this "Amendment") is dated January 22, 2001, by and among The Denver Post Corporation, a Delaware corporation ("Denver Post"), Eastern Colorado Production Facilities, Inc., a Delaware corporation ("Eastern Colorado" and together with Denver Post, the "Post Entities"), Denver Newspaper Agency LLP, a Delaware limited liability partnership (the "LLP") and The Denver Publishing Company, a Colorado corporation ("Denver Publishing").

                                    RECITALS

      WHEREAS, the Post Entities, Denver Post Production Facilities LLC, a Delaware limited liability company (the "LLC"), and Denver Publishing previously entered into that certain Joint Operating Agreement (the "Original Agreement"), dated as of May 11, 2000, pursuant to which the parties agreed to combine certain newspaper properties into a single business operation in the form of a Delaware limited liability company;

      WHEREAS, the LLC has been converted into a Delaware limited liability partnership, and in connection therewith, changed its name to "The Denver Newspaper Agency LLP"; and

      WHEREAS, the parties now desire to amend the Original Agreement to reflect that the business operations described therein shall be conducted in the form of a Delaware limited liability partnership and not a Delaware limited liability company, and to make certain changes as set forth herein.

      NOW, THEREFORE, in consideration of the Original Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    AGREEMENT

      1. AMENDMENT.

            (a) The Original Agreement is hereby amended by (i) substituting "The Denver Newspaper Agency LLP, a Delaware limited liability partnership" for any and all references to "Denver Post Production Facilities LLC, a Delaware limited liability company," (ii) substituting "the LLP" for any and all references to "the LLC" and (iii) removing any and all references to the LLC changing its name to "The Denver Newspaper Agency LLP." This Section 1(a) is intended to reflect in the Original Agreement the conversion of Denver Post Production Facilities LLC into Denver Newspaper Agency LLP and, notwithstanding anything else to the contrary in this Section 1(a), shall be applied consistently with such intent.

            (b) The Original Agreement is hereby amended by adding the clause ", as amended by that certain First Amendment to Contribution and Sale Agreement, dated January 22, 2001, by and among the Post Entities, Denver

      Publishing, and the LLP," after any reference therein to "The Denver Newspaper Agency Contribution and Sale Agreement."

            (c) The Original Agreement is hereby amended by deleting all references to "Limited Liability Company Operating Agreement" and replacing such references with "Limited Liability Partnership Agreement."

            (d) The Original Agreement is hereby amended by deleting in its entirety the form of Denver Newspaper Agency Limited Liability Company Operating Agreement attached as Exhibit B to the Original Agreement and replacing such Exhibit B with the form of Denver Newspaper Agency Limited Liability Partnership Agreement attached as Exhibit A hereto.

            (e) The Original Agreement is hereby amended by deleting Section
      1.13 in its entirety and replacing it with the following:

                  "1.13 LIMITATION ON ASSUMPTION OF LIABILITIES. On the
            Effective Date, the LLP shall assume and be responsible for only those liabilities or obligations of Denver Post and Denver Publishing that are specifically contemplated by this Agreement and The Denver Newspaper Agency Contribution and Sale Agreement to be assumed by the LLP and for no others. In addition to any liabilities which may be defined as Denver Post Excluded Liabilities or Denver Publishing Excluded Liabilities in The Denver Newspaper Agency Contribution and Sale Agreement, the liabilities to be assumed by the LLP on the Effective Date shall not include any of the following liabilities (all of which shall hereinafter collectively be deemed "Excluded Liabilities"): All intercompany indebtedness, all indebtedness for borrowed money (other than capital leases related to the operations of THE DENVER POST or DENVER ROCKY MOUNTAIN NEWS), all deferred tax liabilities of whatever nature, all accrued income or franchise tax liabilities, all liabilities for failure to perform or discharge in a timely manner prior to the Effective Date any liability to be assigned to the LLP as of the Effective Date hereof, all liabilities arising from any breach occurring prior to the Effective Date under any contract, license or other instrument to be assigned to the LLP as of the Effective Date, all liabilities arising from any litigation pending or threatened as of the Effective Date with respect to the operations of Denver Post or Denver Publishing or any assets to be transferred to the LLP as of the Effective Date, all liabilities arising out of any violations occurring prior to the Effective Date of any law or governmental regulation applicable to the operations of Denver Post or Denver Publishing or the assets being transferred to the LLP as of the Effective Date, and any current liabilities in the nature of accounts, payable or other accrued liabilities; provided, however, the current liabilities shall exclude (i) the current portion of the capital leases relating to the respective operations of THE DENVER POST and DENVER ROCKY MOUNTAIN NEWS and (ii) the unfulfilled portion of the prepaid subscription liabilities for each of THE DENVER POST and DENVER ROCKY MOUNTAIN NEWS, and, thus, each shall not be included in the term "Excluded Liabilities".

                  Denver Post and Denver Publishing, respectively, shall
            indemnify and hold the other party and the LLP harmless against any and all damage, loss and cost (including reasonable attorneys' fees) arising out of or related to any Excluded Liability or any other liability or obligation of the indemnifying party that is not to be assumed by the LLP as of the Effective Date pursuant to this Agreement or The Denver Newspaper Agency Contribution and Sale Agreement."

            (f) The Original Agreement is hereby amended by deleting Exhibit C and Exhibit D in their entirety and replacing them with Exhibit B attached hereto, with respect to Exhibit C in the Original Agreement, and Exhibit C attached hereto, with respect to Exhibit D in the Original Agreement.

            (g) Section 1.6(d) of the Original Agreement is hereby amended by
      (i) deleting the word "and" immediately before clause (d) of such Section 1.6(d), and (ii) adding the following language before the period at the end of such clause (d) of Section 1.6(d): "and (e) an amount equal to the Excluded Payables (as such term is defined in The Denver Newspaper Agency Limited Liability Partnership Agreement) shall be treated as if such Excluded Payables had been assumed by the LLP for all purposes of this
      Section 1.6."

      2. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants to each of the other parties hereto that the following statements are true and correct as of the date hereof:

            (a) Such party has all requisite corporate or limited liability company power and authority to execute and deliver this Amendment; and

            (b) The execution and delivery of this Amendment will not conflict with, violate, or result in the breach of any term or provision of, or immediately or with the giving of notice, the passage of time, or both, constitute a default or event of default under any agreement, indenture, deed of trust, mortgage, instrument, order, law, decree or regulation to which such person is a party.

      3. MISCELLANEOUS.

            (a) This Amendment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one Agreement.

            (b) This Amendment shall bind and inure to the benefit of the parties hereto, and their respective successors and assigns.

            (c) This Amendment shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date and year first written above.

                                       THE DENVER POST CORPORATION


                                       By:    /S/ JOSEPH J. LODOVIC, IV
                                          --------------------------------------
                                       Name:  Joseph J. Lodovic, IV
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                       EASTERN COLORADO PRODUCTION
                                       FACILITIES, INC.


                                       By:    /S/ JOSEPH J. LODOVIC, IV
                                          --------------------------------------
                                       Name:  Joseph J. Lodovic, IV
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                       DENVER NEWSPAPER AGENCY LLP

                                       By:  The Denver Post Corporation


                                            By:    /S/ JOSEPH J. LODOVIC, IV
                                               ---------------------------------
                                            Name:  Joseph J. Lodovic, IV
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                       By:  The Denver Publishing Company


                                            By:    /S/ KENNETH W. MCNAMEE
                                               ---------------------------------
                                            Name:  KENNETH W. MCNAMEE
                                            Title: V.P. - FINANCE

THE DENVER PUBLISHING COMPANY


By:    /S/ KENNETH W. MCNAMEE
   ---------------------------------
Name:  KENNETH W. MCNAMEE
Title: V.P. - FINANCE